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                                                                   EXHIBIT 99.8

                                    EXHIBIT B

                        INTELLECTUAL PROPERTY ASSIGNMENT

         THIS INTELLECTUAL PROPERTY ASSIGNMENT ("Assignment") is made and entered into this [___] day of __________, 200_, by Open Wheel Acquisition Corporation, a Delaware corporation ("Sub"), Championship Auto Racing Teams, Inc., a Delaware corporation ("Championship") and CART, Inc., a Michigan corporation ("CART") (together, Championship and CART are referred to herein as "Sellers" and each individually as a "Seller"). All capitalized terms not defined herein, unless the context otherwise requires, shall have the meaning ascribed to them in the Asset Purchase Agreement dated as of December __, 2003 by and among Open Wheel Racing Series LLC, a Delaware limited liability company ("Parent"), Sub and the Sellers (the "Purchase Agreement").

         WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Sellers have agreed to sell, transfer and assign, and Parent and Sub have agreed to buy, all of the Sellers' right, title and interest in the Acquired Assets including, without limitation, all interests of the Sellers in the Seller Proprietary Rights in partial consideration for the Purchase Price and the assumption of the Assumed Liabilities;

         WHEREAS, Sub and the Sellers desire to carry out the intent and purpose of the Purchase Agreement by the execution and delivery to the Sub of this instrument evidencing the sale, conveyance, assignment, transfer and delivery to the Sub of the Seller Proprietary Rights;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. TRANSFER OF TRADEMARKS. Effective as of the Closing Date, the Sellers do hereby sell, convey, assign, transfer and deliver to sub, its successors and assigns, all of its right, title and interest in and to the Seller Proprietary Rights including but not limited to (a) trademark applications and registrations set forth on Exhibit A hereto and (b) the common law trademarks set forth on Exhibit B hereto, (together, (the "Trademarks"), throughout the world, including all common law rights connected therewith and the goodwill associated with the trademarks and of the business relating to the goods and services in respect of which the Trademarks are used or registered, including without limitation, (i) the registrations of and

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applications for the Trademarks, (ii) any and all renewals, reversions and extensions or foreign equivalents thereof, for sub's own use and enjoyment, and for the use and enjoyment of sub's successors and assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by the sellers if this Assignment had not been made; and (iii) the right to sue and recover for, and the right to profits or damages due or accrued, arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Trademarks or the registration thereof or such associated goodwill.

         2. Transfer of Registered Domain Names. Effective as of the Closing Date, the sellers do hereby sell, convey, assign, transfer and deliver to sub, its successors and assigns, all of its right, title and interest in and to the domain names set forth on Exhibit C hereto (the "Domain Names"). The Sellers expressly agree to deliver within fifteen days of the Closing Date all Domain Names to sub pursuant to the policies and procedures of the applicable registrar(s) hosting the Domain Names.

         3. Transfer of Copyrights. Effective as of the Closing Date, the Sellers do hereby sell, convey, assign, transfer and deliver to Sub, its successors and assigns, all of its right, title and interest in and to all copyrights and copyrightable material owned by the Sellers or to which Seller has any rights, including without limitation, (a) the rights set forth on Exhibit C, (b) all rights granted under 17 U.S.C. section 106, (c) the right to make application for copyright in Buyer's name, and (d) any and all renewals and extensions of such copyrights that may be secured under the laws now or hereafter pertaining thereto in the United States.

         4. Power of Attorney. The Sellers hereby constitute and appoint Sub and its successors and assigns as its true and lawful attorney-in-fact in connection with the transactions contemplated by this instrument, with full power of substitution, in the name and stead of the Sellers but on behalf of and for the benefit of Sub and its successors and assigns, to collect, demand and receive any and all of the assets, properties, rights, and businesses hereby sold, conveyed, transferred, or assigned, or intended so to be, and to give receipt and release for and in respect of the same and any part thereof, and from time to time to institute and prosecute, in the name of the Sellers or otherwise, for the benefit of Sub or its successors and assigns, proceedings at law, in equity, or otherwise, which Sub or its successors or assigns reasonably deem proper in order to collect or reduce to possession or endorse any of such assets, properties, rights and businesses, and to do all acts and things

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in relation to the Acquired Assets which Sub or its successors or assigns reasonably deem desirable.

         5. Cooperation. Effective as of the Closing Date, the Sellers agree to execute and deliver without further consideration any further applications, assignments or other documents and to perform such other lawful acts as Sub, its successors and assigns, may deem reasonably necessary or appropriate to record said assignments and fully secure, maintain and enforce its rights, title or interest as specified hereunder.

         6. Authorization. Effective as of the Closing Date, the Sellers hereby authorize and request the Commissioner of Patents and Trademarks of the United States and, in the case of any trademark registrations or applications therefore made with any office of any country or countries foreign to the United States, any officer of such country, whose duty it is to issue trademarks or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Sub and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         7. Benefits. This Agreement shall be binding upon the Sellers and their successors and assigns, and shall inure to the benefit of Sub and its successors and assigns.

         8. Miscellaneous. In the event that any provision of this Agreement is construed to conflict with, or be in addition to, or in derogation of, a provision of the Purchase Agreement, the provision in the Purchase Agreement shall control. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts laws thereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties below have duly executed this
Agreement, all as of the date first written above.

                                            OPEN WHEEL ACQUISITION CORPORATION



                                            By

                                                     ---------------------------
                                                     Kevin Kalkhoven
                                                     President

                                            CHAMPIONSHIP AUTO RACING TEAMS, INC.



                                            By

                                                     ---------------------------
                                                     Name:
                                                     Title:



                                            CART, INC.,



                                            By

                                                     ---------------------------
                                                     Name:
                                                     Title: